SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------


Cash Account Trust                      DWS Money Market Prime Series
   Government & Agency                  DWS Money Market Series
     Securities Portfolio               Investors Cash Trust
   Money Market Portfolio                  Treasury Portfolio
   Tax-Exempt Portfolio                 NY Tax Free Money Fund
Cash Management Fund Institutional      Tax-Exempt California Money Market Fund
Cash Reserve Fund, Inc.                 Tax Free Money Fund Investment
   Prime Series
Cash Reserves Fund Institutional

--------------------------------------------------------------------------------

The following information supplements similar disclosure regarding the schedule for posting portfolio holdings in the "Other Policies and Risks -- For more information" section of each fund's/portfolio's prospectuses:

Given current market conditions, a complete list of the fund's/portfolio's portfolio holdings is posted daily on either www.dws-investments.com or www.moneyfunds.deam-us.db.com as of the end of the previous business day. The frequency of posting portfolio holdings may be changed at any time.












               Please Retain This Supplement for Future Reference




                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
October 27, 2008
MONEY-3603